BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (Tables)	9 Months Ended
Sep. 30, 2024
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES.
Schedule of outstanding shares of common stock equivalents

The following outstanding shares of common stock equivalents are excluded from the computation of diluted net loss per share for all the periods and scenarios presented because including them would have an anti-dilutive effect:

ConnectM Stock Options	473,929
ConnectM Warrants	13,067,494